Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Media General, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, George L. Mahoney, President and Chief Executive Officer, and James F. Woodward, Vice President-Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ George L. Mahoney
George L. Mahoney
President and Chief Executive Officer
February 28, 2013

 /s/ James F. Woodward
James F. Woodward
Vice President - Finance and Chief Financial Officer
February 28, 2013